Exhibit 99.1

October 23, 2019

Press Release

Source:	Farmers National Banc Corp. Kevin J. Helmick, President and CEO 20 South Broad Street, P.O. Box 555 Canfield, OH 44406 330.533.3341 Email: exec@farmersbankgroup.com

FARMERS NATIONAL BANC CORP. ANNOUNCES

2019 THIRD QUARTER FINANCIAL RESULTS

•	Record net income of $9.2 million for the quarter is 13% higher than same quarter in 2018

•	147 consecutive quarters of profitability

•	Annualized return on average assets was 1.51% and annualized return on average equity 12.49% for the quarter ended September 30, 2019

•	5.5% loan growth since September 30, 2018

•	Non-performing assets to total assets remain at low levels, 0.28% at September 30, 2019

CANFIELD, Ohio (October 23, 2019) – Farmers National Banc Corp. (Farmers) (NASDAQ: FMNB) today reported financial results for the three months ended September 30, 2019.

Net income for the three months ended September 30, 2019 was $9.2 million, or $0.33 per diluted share, which compares to $8.1 million, or $0.29 per diluted share, for the three months ended September 30, 2018 and $8.5 million or $0.31 per diluted share for the linked quarter. Annualized return on average assets and return on average equity were 1.51% and 12.49%, respectively, for the three month period ending September 30, 2019, compared to 1.42% and 12.80% for the same three month period in 2018, and 1.45% and 12.34% for the linked quarter. Farmers’ return on average tangible equity (Non-GAAP) was 14.80% for the quarter ended September 30, 2019 compared to 15.70% for the same quarter in 2018 and 14.59% for the linked quarter.

Net income for the nine months ended September 30, 2019 was $26.1 million, or $0.94 per diluted share, compared to $23.9 million or $0.85 per diluted share for the same nine month period in 2018. Return on average assets and return on average equity were 1.47% and 12.52%, respectively, for the nine months ended September 30, 2019, compared to 1.45% and 13.00% for the same period in 2018.

On August 30, 2019, Farmers entered into an agreement and plan of merger with Maple Leaf Financial (“Maple Leaf”), the holding company for Geauga Savings Bank, with branches located in Cuyahoga and Geauga Counties in Ohio. This transaction is subject to receipt of Maple Leaf shareholder approval and customary regulatory approvals and is expected to close during the first quarter of 2020. The transaction increases Farmers’ market share in Cuyahoga and Geauga Counties and enables Farmers to continue building local scale throughout Northeast Ohio. As of June 30, 2019, Maple Leaf had total assets of $277.8 million, which included gross loans of $186.4 million, deposits of $191.0 million and equity of $32.9 million.

Kevin J. Helmick, President and CEO, stated, “As a result of solid loan growth over the past twelve months, 15% increase in noninterest income, careful management of our noninterest expenses and continued strong asset quality, we are pleased to report a 13% increase in net income compared to the same quarter one year ago. We are also pleased to report a 25% increase in cash dividends paid to our shareholders, from $0.08 per share paid in the third quarter of 2018 to $0.10 paid for the same quarter in 2019.”

2019 Third Quarter Financial Highlights

•	Loan growth

Total loans were $1.78 billion at September 30, 2019, compared to $1.69 billion at September 30, 2018, representing an increase of 5.5%. The increase in loans is a direct result of Farmers’ focus on loan growth utilizing talented lending and credit team, while adhering to a sound underwriting discipline. The increase in loans has occurred in the commercial, commercial real estate, residential real estate and agricultural loan portfolios. Loans now comprise 79.3% of the Bank’s average earning assets for the quarter ended September 30, 2019, an improvement compared to 78.8% for the same period in 2018. This improvement, along with the growth in earning assets, has resulted in a 10.5% increase in tax equated loan income in the third quarter of 2019 compared to the same quarter in 2018.

•	Loan quality

Non-performing assets to total assets remain at a low level, currently at 0.28%. Early stage delinquencies also continue to remain at low levels, at $9.1 million, or 0.51% of total loans, at September 30, 2019. Net charge-offs for the current quarter were $511 thousand, compared to $337 thousand in the same quarter in 2018 and total net charge-offs as a percentage of average net loans outstanding is only 0.12% for the quarter ended September 30, 2019.

•	Net interest margin

The net interest margin for the three months ended September 30, 2019 was 3.79%, a 7 basis points decrease from the quarter ended September 30, 2018, and compares to 3.84% for the linked quarter. In comparing the third quarter of 2019 to the same period in 2018, asset yields increased 16 basis points, while the cost of interest-bearing liabilities increased 30 basis points. Most of this increase in the cost of funds was the result of higher rates paid on interest-bearing checking accounts and time deposits. The net interest margin is impacted by the additional accretion as a result of the discounted loan portfolios acquired in the previous mergers, which increased the net interest margin by 4 basis points for the quarters ended September 30, 2019 and 2018.

•	Noninterest income

Noninterest income increased 14.9% to $7.4 million for the quarter ended September 30, 2019 compared to $6.5 million in the same quarter in 2018. Gains on the sales of mortgage loans increased $339 thousand or 42%, other operating income increased $234 thousand or 60%, insurance agency commissions grew $114 thousand or 20%, investment commissions increased $111 thousand or 41% and trust fees increased $78 thousand or 4% in comparing the third quarter of 2019 to the same quarter in 2018. These increases were offset by a decrease of retirement plan consulting fees of $132 thousand or 28%.

•	Noninterest expenses

Farmers has remained committed to managing the level of noninterest expenses. Total noninterest expenses for the third quarter of 2019 increased 1.5% to $16.4 million compared to $16.2 million in the same quarter in 2018, primarily as a result of an increase in salaries and employee benefits of $456 thousand, offset by a $138 thousand decrease in FDIC insurance expense and a $145 thousand decrease in other operating expenses. Annualized noninterest expenses measured as a percentage of quarterly average assets decreased from 2.85% in the third quarter of 2018 to 2.70% in the third quarter of 2019.

•	Efficiency ratio

The efficiency ratio for the quarter ended September 30, 2019 decreased to 55.90% compared to 58.70% for the same quarter in 2018. The improvement in net interest income and noninterest income in the third quarter of 2019 was offset by a slightly higher level of noninterest expenses as explained in the preceding paragraphs.

2019 Outlook

Mr. Helmick added, “With the announcement of our acquisition of Geauga Savings Bank and our continued strong financial performance during the first three quarters of the year, we look forward to the last three months of 2019 and to finalizing the acquisition at the beginning of 2020. We remain extremely proud of our committed employees that continue to deliver strong results for our stakeholders and remain committed to our community banking approach and culture.”

Founded in 1887, Farmers National Banc Corp. is a diversified financial services company headquartered in Canfield, Ohio, with $2.4 billion in banking assets. Farmers National Banc Corp.’s wholly-owned subsidiaries are comprised of The Farmers National Bank of Canfield, a full-service national bank engaged in commercial and retail banking with 41 banking locations in Mahoning, Trumbull, Columbiana, Stark, Wayne, Medina and Cuyahoga Counties in Ohio and Beaver County in Pennsylvania, Farmers Trust Company, which operates four trust offices and offers services in the same geographic markets, and National Associates, Inc. Total wealth management assets under care at September 30, 2019 are $2.5 billion. Farmers National Insurance, LLC and Bowers Insurance Agency, Inc., wholly-owned subsidiaries of The Farmers National Bank of Canfield, offer a variety of insurance products.

Non-GAAP Disclosure

This press release includes disclosures of Farmers’ tangible common equity ratio, return on average tangible assets, return on average tangible equity and net income excluding costs related to acquisition activities, which are financial measures not prepared in accordance with generally accepted accounting principles in the United States (GAAP). A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes or includes amounts that are required to be disclosed by GAAP. Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and Farmers’ marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with GAAP. The reconciliations of non-GAAP financial measures are included in the tables following Consolidated Financial Highlights below.

Forward-Looking Statements

This earnings release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Farmers’ financial condition, results of operations, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Farmers’ control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements can be found in Farmers’ Annual Report on Form 10-K for the year ended December 31, 2018, which has been filed with the Securities and Exchange Commission (SEC) and is available on Farmers’ website (www.farmersbankgroup.com) and on the SEC’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Farmers does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Farmers National Banc Corp. and Subsidiaries

Consolidated Financial Highlights

(Amounts in thousands, except per share results) Unaudited

Consolidated Statements of Income

	For the Three Months Ended					For the Nine Months Ended
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Sept. 30, 2019	Sept. 30, 2018	Percent Change
Total interest income	$25,931	$25,529	$24,679	$24,447	$23,563	$76,139	$67,319	13.1%
Total interest expense	5,174	5,038	4,714	4,373	3,644	14,926	8,892	67.9%

Net interest income	20,757	20,491	19,965	20,074	19,919	61,213	58,427	4.8%
Provision for loan losses	550	750	550	525	950	1,850	2,475	-25.3%
Noninterest income	7,441	6,994	6,520	6,705	6,478	20,955	18,794	11.5%
Acquisition related costs (income)	112	(19)	0	(180)	0	93	25	272.0%
Other expense	16,311	16,723	15,977	16,163	16,180	49,011	46,709	4.9%

Income before income taxes	11,225	10,031	9,958	10,271	9,267	31,214	28,012	11.4%
Income taxes	2,071	1,488	1,570	1,585	1,183	5,129	4,129	24.2%

Net income	$9,154	$8,543	$8,388	$8,686	$8,084	$26,085	$23,883	9.2%

Average diluted shares outstanding	27,819	27,931	27,983	27,962	28,002	27,898	27,944
Basic earnings per share	0.33	0.31	0.30	0.31	0.29	0.94	0.86
Diluted earnings per share	0.33	0.31	0.30	0.31	0.29	0.94	0.85
Cash dividends	2,767	2,504	2,500	2,223	2,222	7,771	6,092
Cash dividends per share	0.10	0.09	0.09	0.08	0.08	0.28	0.22
Performance Ratios
Net Interest Margin (Annualized)	3.79%	3.84%	3.81%	3.80%	3.86%	3.81%	3.90%
Efficiency Ratio (Tax equivalent basis)	55.90%	58.28%	57.83%	57.73%	58.70%	57.32%	58.00%
Return on Average Assets (Annualized)	1.51%	1.45%	1.45%	1.50%	1.42%	1.47%	1.45%
Return on Average Equity (Annualized)	12.49%	12.34%	12.71%	13.65%	12.80%	12.52%	13.00%
Dividends to Net Income	30.23%	29.31%	29.80%	25.59%	27.49%	29.79%	25.51%
Other Performance Ratios (Non-GAAP)
Return on Average Tangible Assets	1.55%	1.47%	1.46%	1.54%	1.46%	1.49%	1.47%
Return on Average Tangible Equity	14.80%	14.59%	14.99%	16.68%	15.70%	14.79%	15.86%
Return on Average Tangible Equity excluding acquisition costs	14.95%	14.55%	14.99%	16.34%	15.70%	14.83%	15.87%

Consolidated Statements of Financial Condition

	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018
Assets
Cash and cash equivalents	$85,675	$64,007	$69,672	$57,926	$75,635
Securities available for sale	423,193	424,252	403,770	402,190	389,996
Equity securities	7,856	7,222	7,460	7,130	6,892
Loans held for sale	2,079	1,093	2,360	1,237	1,428
Loans	1,784,125	1,780,504	1,743,651	1,735,840	1,691,532
Less allowance for loan losses	14,261	14,222	13,777	13,592	13,377

Net Loans	1,769,864	1,766,282	1,729,874	1,722,248	1,678,155

Other assets	144,543	143,093	142,938	137,999	140,572

Total Assets	$2,433,210	$2,405,949	$2,356,074	$2,328,730	$2,292,678

Liabilities and Stockholders’ Equity
Deposits
Noninterest-bearing	$432,609	$415,935	$415,131	$421,950	$426,689
Interest-bearing	1,608,043	1,584,700	1,539,202	1,377,770	1,332,022

Total deposits	2,040,652	2,000,635	1,954,333	1,799,720	1,758,711
Other interest-bearing liabilities	76,324	96,978	109,348	250,792	270,273
Other liabilities	23,011	23,511	19,442	15,898	14,905

Total liabilities	2,139,987	2,121,124	2,083,123	2,066,410	2,043,889
Stockholders’ Equity	293,223	284,825	272,951	262,320	248,789

Total Liabilities and Stockholders’ Equity	$2,433,210	$2,405,949	$2,356,074	$2,328,730	$2,292,678

Period-end shares outstanding	27,669	27,768	27,777	27,792	27,777
Book value per share	$10.60	$10.26	$9.83	$9.44	$8.96
Tangible book value per share (Non-GAAP)*	9.04	8.70	8.26	7.86	7.36

*	Tangible book value per share is calculated by dividing tangible common equity by average outstanding shares

Capital and Liquidity

Common Equity Tier 1 Capital Ratio (a)	12.53%	12.47%	12.37%	12.16%	12.13%
Total Risk Based Capital Ratio (a)	13.28%	13.34%	13.24%	13.03%	13.00%
Tier 1 Risk Based Capital Ratio (a)	12.63%	12.59%	12.50%	12.28%	12.26%
Tier 1 Leverage Ratio (a)	10.08%	10.27%	10.07%	9.91%	9.87%
Equity to Asset Ratio	12.05%	11.84%	11.58%	11.26%	10.85%
Tangible Common Equity Ratio (b)	10.47%	10.22%	9.92%	9.56%	9.09%
Net Loans to Assets	72.74%	73.41%	73.42%	73.96%	73.20%
Loans to Deposits	87.43%	89.00%	89.22%	96.45%	96.18%
Asset Quality
Non-performing loans	$6,749	$7,252	$7,578	$7,731	$9,222
Other Real Estate Owned	74	74	208	0	0
Non-performing assets	6,823	7,326	7,786	7,731	9,222
Loans 30 - 89 days delinquent	9,076	10,203	9,082	8,877	10,626
Charged-off loans	674	588	566	753	544
Recoveries	163	283	201	443	207
Net Charge-offs	511	305	365	310	337
Annualized Net Charge-offs to
Average Net Loans Outstanding	0.12%	0.07%	0.08%	0.07%	0.08%
Allowance for Loan Losses to Total Loans	0.80%	0.80%	0.79%	0.78%	0.79%
Non-performing Loans to Total Loans	0.38%	0.41%	0.43%	0.45%	0.55%
Allowance to Non-performing Loans	211.31%	196.11%	181.80%	175.81%	145.06%
Non-performing Assets to Total Assets	0.28%	0.30%	0.33%	0.33%	0.40%

(a) September 30, 2019 ratio is estimated

(b) This is a non-GAAP financial measure. A reconciliation to GAAP is shown below

Reconciliation of Total Assets to Tangible Assets

						For the Nine Months Ended
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Sept. 30, 2019	Sept. 30, 2018
Total Assets	$2,433,210	$2,405,949	$2,356,074	$2,328,730	$2,292,678	$2,433,210	$2,292,678
Less Goodwill and other intangibles	42,973	43,298	43,625	43,952	44,305	42,973	44,305

Tangible Assets	$2,390,237	$2,362,651	$2,312,449	$2,284,778	$2,248,373	$2,390,237	$2,248,373

Average Assets	2,409,010	2,369,388	2,338,792	2,301,847	2,255,049	2,372,697	2,206,379
Less average Goodwill and other intangibles	43,187	43,508	43,840	44,185	44,541	43,510	44,891

Average Tangible Assets	$2,365,823	$2,325,880	$2,294,952	$2,257,662	$2,210,508	$2,329,187	$2,161,488

Reconciliation of Common Stockholders’ Equity to Tangible Common Equity

						For the Nine Months Ended
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Sept. 30, 2019	Sept. 30, 2018
Stockholders’ Equity	$293,223	$284,825	$272,951	$262,320	$248,789	$293,223	$248,789
Less Goodwill and other intangibles	42,973	43,298	43,625	43,952	44,305	42,973	44,305

Tangible Common Equity	$250,250	$241,527	$229,326	$218,368	$204,484	$250,250	$204,484

Average Stockholders’ Equity	290,673	277,746	267,736	252,449	250,503	278,657	245,691
Less average Goodwill and other intangibles	43,187	43,508	43,840	44,185	44,541	43,510	44,891

Average Tangible Common Equity	$247,486	$234,238	$223,896	$208,264	$205,962	$235,147	$200,800

Reconciliation of Net Income, Excluding Acquisition Related Costs

	For the Three Months Ended					For the Nine Months Ended
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Sept. 30, 2019	Sept. 30, 2018
Net income	$9,154	$8,543	$8,388	$8,686	$8,084	$26,085	$23,883
Acquisition related costs - tax equated	97	(20)	0	(180)	0	77	22

Net income - Adjusted	$9,251	$8,523	$8,388	$8,506	$8,084	$26,162	$23,905

Diluted EPS excluding acquisition costs	$0.33	$0.31	$0.30	$0.30	$0.29	$0.94	$0.86

End of Period Loan Balances	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018
Commercial real estate	$602,580	$614,452	$589,219	$579,481	$562,272
Commercial	251,613	256,657	254,957	245,172	233,188
Residential real estate	499,996	493,529	488,854	492,887	489,851
Consumer	207,319	207,417	209,541	216,284	220,826
Agricultural loans	219,487	205,544	198,210	199,013	182,038

Total, excluding net deferred loan costs	$1,780,995	$1,777,599	$1,740,781	$1,732,837	$1,688,175

	For the Three Months Ended
Noninterest Income	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018
Service charges on deposit accounts	$1,208	$1,093	$1,074	$1,115	$1,151
Bank owned life insurance income	204	208	214	221	219
Trust fees	1,905	1,821	1,858	1,752	1,827
Insurance agency commissions	681	739	803	642	567
Security gains (losses)	22	(18)	10	260	(34)
Retirement plan consulting fees	338	450	358	370	470
Investment commissions	384	327	260	259	273
Net gains on sale of loans	1,143	1,055	671	832	804
Debit card and EFT fees	935	887	778	861	814
Other operating income	621	432	494	393	387

Total Noninterest Income	$7,441	$6,994	$6,520	$6,705	$6,478

	For the Three Months Ended
Noninterest Expense	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018
Salaries and employee benefits	$9,422	$9,266	$9,356	$9,444	$8,966
Occupancy and equipment	1,615	1,650	1,717	1,566	1,597
State and local taxes	468	472	470	474	475
Professional fees	654	887	794	734	687
Merger related costs (income)	112	(19)	0	(180)	0
Advertising	437	442	250	416	489
FDIC insurance	80	85	87	234	218
Intangible amortization	326	327	327	355	354
Core processing charges	900	803	791	762	778
Telephone and data	236	217	260	288	298
Other operating expenses	2,173	2,574	1,925	1,890	2,318

Total Noninterest Expense	$16,423	$16,704	$15,977	$15,983	$16,180

Average Balance Sheets and Related Yields and Rates

(Dollar Amounts in Thousands)

	Three Months Ended September 30, 2019			Three Months Ended September 30, 2018
	AVERAGE BALANCE	INTEREST (1)	RATE (1)	AVERAGE BALANCE	INTEREST (1)	RATE (1)
EARNING ASSETS
Loans (2)	$1,768,205	$22,790	5.11%	$1,650,128	$20,623	4.96%
Taxable securities	190,044	1,196	2.50	200,765	1,226	2.42
Tax-exempt securities (2)	219,686	2,137	3.86	198,683	1,842	3.68
Equity securities	12,057	151	4.97	11,594	167	5.71
Federal funds sold and other	38,451	205	2.12	33,936	178	2.08

Total earning assets	2,228,443	26,479	4.71	2,095,106	24,036	4.55
Nonearning assets	180,567			159,943

Total assets	$2,409,010			$2,255,049

INTEREST-BEARING LIABILITIES
Time deposits	$418,551	$2,116	2.01%	$293,719	$1,091	1.47%
Brokered time deposits	105,276	650	2.35	0	0	0
Savings deposits	403,863	317	0.31	463,859	293	0.25
Demand deposits	660,433	1,622	0.97	523,433	858	0.65
Short term borrowings	53,009	289	2.16	278,884	1,353	1.92
Long term borrowings	35,870	180	1.99	6,344	49	3.06

Total interest-bearing liabilities	$1,677,002	5,174	1.22	$1,566,239	3,644	0.92

NONINTEREST-BEARING LIABILITIES AND STOCKHOLDERS’ EQUITY
Demand deposits	429,539			424,936
Other liabilities	11,796			13,371
Stockholders’ equity	290,673			250,503

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,409,010			$2,255,049

Net interest income and interest rate spread		$21,305	3.49%		$20,392	3.63%

Net interest margin			3.79%			3.86%

(1)	Interest and yields are calculated on a tax-equivalent basis where applicable.
(2)

For 2019, adjustments of $106 thousand and $442 thousand, respectively, were made to tax equate income on tax exempt loans and tax exempt securities. For 2018, adjustments of $92 thousand and $381 thousand, respectively, were made to tax equate income on tax exempt loans and tax exempt securities. These adjustments were based on a marginal federal income tax rate of 21%, less disallowances.

	Nine Months Ended September 30, 2019			Nine Months Ended September 30, 2018
	AVERAGE BALANCE	INTEREST (1)	RATE (1)	AVERAGE BALANCE	INTEREST (1)	RATE (1)
EARNING ASSETS
Loans (2)	$1,748,828	$66,792	5.11%	$1,607,753	$58,768	4.89%
Taxable securities	193,992	3,678	2.53	203,213	3,687	2.43
Tax-exempt securities	212,989	6,213	3.90	191,627	5,259	3.67
Equity securities (2)	12,057	497	5.51	11,234	467	5.56
Federal funds sold and other	33,918	559	2.20	35,499	490	1.85

Total earning assets	2,201,784	77,739	4.72	2,049,326	68,671	4.48
Nonearning assets	170,913			157,053
Total assets	$2,372,697			$2,206,379

INTEREST-BEARING LIABILITIES
Time deposits	$395,932	$5,758	1.94%	$283,018	$2,861	1.35%
Brokered time deposits	82,414	1,475	2.39	0	0	0
Savings deposits	413,438	965	0.31	474,474	731	0.21
Demand deposits	627,414	4,301	0.92	481,709	1,784	0.50
Short term borrowings	116,468	2,151	2.47	286,689	3,374	1.57
Long term borrowings	15,943	276	2.31	6,626	142	2.87

Total interest-bearing liabilities	$1,651,609	14,926	1.21	$1,532,516	8,892	0.78
NONINTEREST-BEARING LIABILITIES AND STOCKHOLDERS’ EQUITY
Demand deposits	$427,808			$414,450
Other liabilities	14,623			13,722
Stockholders’ equity	278,657			245,691
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,372,697			$2,206,379

Net interest income and interest rate spread		$62,813	3.51%		$59,779	3.70%

Net interest margin			3.81%			3.90%

(1)	Interest and yields are calculated on a tax-equivalent basis where applicable.
(2)

For 2019, adjustments of $315 thousand and $1.3 million, respectively, were made to tax equate income on tax exempt loans and tax exempt securities. For 2018, adjustments of $265 thousand and $1.1 million, respectively, were made to tax equate income on tax exempt loans and tax exempt securities. These adjustments were based on a marginal federal income tax rate of 21%, less disallowances.